UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 29, 2006
(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.
(Exact name of registrant as specified in its charter)

Canada	1-1035	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Suite 500, 122 - 1st Avenue South
Saskatoon, Saskatchewan, Canada S7K 7G3
(Address of principal executive offices, including zip code)
(306) 933-8500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 8.01	Other Events
     On November 29, 2006, Potash Corporation of Saskatchewan Inc. (“PotashCorp”) entered into a terms agreement with Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein, under which PotashCorp agreed to issue and sell to the several underwriters $500,000,000 aggregate principal amount of PotashCorp’s 5.875% Notes due December 1, 2036. The issuance of the notes and payment therefor are scheduled to occur on December 4, 2006, subject to the satisfaction of customary closing conditions. The foregoing disclosure is qualified in its entirety by reference to the terms agreement, which is attached hereto as exhibit 1(a) and is incorporated herein by reference.
     The notes will be issued under the Indenture, dated as of February 23, 2003, between PotashCorp and The Bank of Nova Scotia Trust Company of New York, as trustee, which is filed as exhibit 4(f) to PotashCorp’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005. The terms of the notes are set forth in the form of 5.875% Notes due December 1, 2036, attached hereto as exhibit 4(a).
     In addition, in connection with the public offering of the notes, PotashCorp is filing the items listed below as exhibits to this Current Report on Form 8-K for the purpose of incorporating such items as exhibits in its Registration Statement on Form S-3 (File No. 333-89350). The items filed as exhibits to this Current Report on Form 8-K are hereby incorporated into such Registration Statement by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Exhibit Description
1(a)	Terms Agreement, dated November 29, 2006, among Potash Corporation of Saskatchewan Inc. and the underwriters named therein.
4(a)	Form of 5.875% Notes due December 1, 2036.
5(a)	Opinion of Stikeman Elliott LLP regarding the legality of certain securities.
5(b)	Opinion of Jones Day regarding the legality of certain securities.
8(a)	Opinion of Davies Ward Phillips & Vineberg LLP regarding Canadian tax matters.
8(b)	Opinion of Kaye Scholer LLP regarding United States tax matters.
23(a)	Consent of Stikeman Elliott LLP regarding the legality of certain securities (included in Exhibit 5(a) hereof).
23(b)	Consent of Jones Day regarding the legality of certain securities (included in Exhibit 5(b) hereof).
23(c)	Consent of Davies Ward Phillips & Vineberg LLP regarding Canadian tax matters.
23(d)	Consent of Kaye Scholer LLP regarding United States tax matters.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.

By:	/s/ Joseph A. Podwika

Name:	Joseph A. Podwika
Title:	Senior Vice President, General Counsel and Secretary
Dated: November 30, 2006

Index to Exhibits

Exhibit Number	Exhibit Description
1(a)	Terms Agreement, dated November 29, 2006, among Potash Corporation of Saskatchewan Inc. and the underwriters named therein.
4(a)	Form of 5.875% Notes due December 1, 2036.
5(a)	Opinion of Stikeman Elliott LLP regarding the legality of certain securities.
5(b)	Opinion of Jones Day regarding the legality of certain securities.
8(a)	Opinion of Davies Ward Phillips & Vineberg LLP regarding Canadian tax matters.
8(b)	Opinion of Kaye Scholer LLP regarding United States tax matters.
23(a)	Consent of Stikeman Elliott LLP regarding the legality of certain securities (included in Exhibit 5(a) hereof).
23(b)	Consent of Jones Day regarding the legality of certain securities (included in Exhibit 5(b) hereof).
23(c)	Consent of Davies Ward Phillips & Vineberg LLP regarding Canadian tax matters.
23(d)	Consent of Kaye Scholer LLP regarding United States tax matters.